UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2015

_________________

WIDEPOINT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33035	52-2040275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7926 Jones Branch Drive, Suite 520, McLean, Virginia (Address of Principal Executive Office)		22102 (Zip Code)
Registrant’s telephone number, including area code: (703) 349-2577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 16, 2015, WidePoint Corporation (the “Registrant”) conducted a conference call to discuss its financial results for the fourth quarter and full-year ended December 31, 2014. A copy of the transcript of such conference call is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, on March 16, 2015, the Registrant issued a press release announcing its financial results for the fourth quarter and full-year ended December 31, 2014. A copy of the Registrant’s press release is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibits related to Item 2.02 shall be deemed to be furnished and not filed in connection herewith:

99.1	Transcript of Conference Call Conducted by WidePoint Corporation on March 16, 2015

99.2	Press Release Issued by WidePoint Corporation on March 16, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEPOINT CORPORATION

/s/ James T. McCubbin
Date: March 19, 2015	James T. McCubbin
Executive Vice President and Chief Financial Officer